Exhibit 99.1

PRESS RELEASE                                      Source: Comverse Technology


ANDRE DAHAN NAMED PRESIDENT AND CHIEF EXECUTIVE OFFICER OF COMVERSE TECHNOLOGY

Wednesday April 11, 9:00 am ET

NEW YORK--(BUSINESS WIRE)--Comverse Technology, Inc. (Pink Sheets: CMVT.PK -
News) today announced that Andre Dahan, the former President and CEO of AT&T Wireless' Mobile Multimedia Services, has been named President, Chief Executive Officer and a member of the Board of Directors, effective April 30, 2007.

Mr. Dahan has more than 30 years of global leadership experience in the wireless and technology sectors. In addition to his work with AT&T Wireless, he has held senior executive positions with Dun & Bradstreet, Teradata Corporation (now NCR) and Sequent Computer Systems. He also has served on the boards of several leading, global telecommunications and information technology companies.

Mark Terrell, Chairman of Comverse Technology's Board of Directors, said, "Andre Dahan is an exceptional leader with the vision, global experience and deep industry and technical knowledge to help make Comverse Technology even stronger for its investors, customers, partners and employees. Andre has achieved an extraordinary track record of success in growing and delivering superior operating results at telecommunications and technology businesses in highly competitive markets around the world as well as in driving key corporate and product innovations - always with a focus on serving the needs of customers. In particular, Andre's operational background in key global markets for our products and services will be of great benefit as we move forward. Andre gets results, and as we continue to focus on building the value of our business, we are confident that he is the right leader at the right time."

Mr. Terrell also noted, "Andre will play a key role in the comprehensive strategic review that is now underway of the company's portfolio and of its corporate and capital structure. In addition, Andre will work closely with Yaron Tchwella, President of Comverse, Inc., and the heads of Verint Systems, Ulticom and our other subsidiaries, in pursuing operational excellence."

Mr. Dahan said, "I am honored to have this opportunity and excited by the possibilities that lie ahead for Comverse Technology. Comverse has earned a powerful reputation for technological innovation, commercial success and relentless focus on customers. I look forward to working with Comverse's talented Board and employees to continue to build on this record of outstanding performance, with a focus on delivering superior shareholder return. I believe strongly that Comverse is well positioned to continue to deliver the critical products and services its customers need to succeed today, and to become an even more valuable partner to them going forward."


About Andre Dahan

Mr. Dahan, 58, served as President and Chief Executive Officer of Mobile Multimedia Services at AT&T Wireless from July 2001 to December 2004. Before that, he served as President of North America and Global Accounts and in several other global executive positions for Dun & Bradstreet. In addition, Mr. Dahan previously served in a variety of senior executive positions with Teradata Corp. (now NCR), Sequent Computer Systems and S.E. Qual, an information technology consulting firm.

He began his career as a database architect and held a variety of technical positions with MALAM, IAI and IBM. Mr. Dahan graduated from Hadassah College in Jerusalem, with a degree in software engineering.

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Mr. Dahan currently serves on the board of Red Bend Software, which provides mobile software management solutions to mobile companies worldwide, and NeuStar, Inc., a provider of clearinghouse services to the global communications and Internet industries. With NeuStar, he is a member of the Audit Committee and the Governance Committee of the Board of Directors. He also serves as a board observer for IXI Mobile, Inc., the mobile messaging solutions provider. He was formerly a director of PalmSource, Inc., a supplier of the operating systems for Palm handheld devices, until its acquisition in November 2005. Mr. Dahan will be stepping down from his positions with the boards of NeuStar and IXI Mobile before beginning his work with Comverse Technology.


About Comverse Technology, Inc.

Comverse Technology, Inc., through its Comverse, Inc. subsidiary, is the world's leading provider of software and systems enabling network-based multimedia enhanced communication and billing services. The company's Total Communication portfolio includes value-added messaging, personalized data and content-based services, and real-time converged billing solutions. Over 500 communication and content service providers in more than 130 countries use Comverse products to generate revenues, strengthen customer loyalty and improve operational efficiency. Other Comverse Technology subsidiaries include: Verint Systems (VRNT.PK), a leading provider of analytic software-based solutions for communications interception, networked video security and business intelligence; and Ulticom (ULCM.PK), a leading provider of service enabling signaling software for wireline, wireless and Internet communications. For additional information, visit the Comverse Technology website at www.cmvt.com.

All product and company names mentioned herein may be registered trademarks or trademarks of Comverse or the respective referenced company(s).


Certain Risks and Uncertainties

This release contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that any forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could affect the company include: the results of the investigation of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the company's stock option grant practices and other accounting matters, including errors in revenue recognition, errors in the recording of deferred tax accounts, expense misclassification, the possible misuse of accounting reserves and the understatement of backlog; the impact of any restatement of financial statements of the company or other actions that may be taken or required as a result of such reviews; the company's inability to file reports with the Securities and Exchange Commission; the effects of the delisting of the company's Common Stock from NASDAQ and the quotation of the company's Common Stock in the "Pink Sheets," including any adverse effects relating to the trading of the stock due to, among other things, the absence of market makers; risks relating to alleged defaults under the company's ZYPS indentures, including acceleration of repayment; risks of litigation (including pending securities class actions and derivative lawsuits) and of governmental investigations or proceedings arising out of or related to the company's stock option practices or any other accounting irregularities or any restatement of the financial statements of the company, including the direct and indirect costs of such investigations and restatement; risks related to the ability of Verint Systems Inc. to complete, and the effects of, the proposed merger with Witness Systems, Inc., including risks associated with integrating the businesses and employees of Witness if such merger is successfully completed; risks associated with integrating the businesses and employees of the Global Software Services division acquired from CSG Systems International, Netcentrex S.A. and Netonomy, Inc.; changes in the demand for the company's products; changes in capital spending among the company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the company or its competition; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-effective basis; aggressive competition may force the company to reduce prices; a failure to compensate any


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decrease in the sale of the company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission.


Contact:
Media Contact:
Robinson Lerer & Montgomery
Michael Gross, 646-805-2003
mgross@rlmnet.com

or

Investor Contact:
Comverse Technology, Inc.
Paul D. Baker, 212-739-1060
paul.baker@cmvt.com

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Source: Comverse Technology

























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